--------------------------------------------------------------------------------

                                   EXHIBIT 21

                               MOBIL CORPORATION
                         SUBSIDIARIES OF THE REGISTRANT

--------------------------------------------------------------------------------

                                                                               Percentage
                                                                               of Voting
                                                                               Securities
                                                            Organized           Owned by
Level                                                     under Laws of     Immediate Parent
-----                                                     -------------    -----------------
1       MOBIL CORPORATION.................................  Delaware
        MAJOR SUBSIDIARIES AS OF DECEMBER 31, 1997:
2        Mobil Business Resources Corporation.............  Delaware           100.00
2        Mobil Equatorial Guinea Inc......................  Delaware           100.00
2        Mobil Exploration and Development
          Venezuela Inc...................................  Delaware           100.00
2        Mobil Exploration & Producing U.S. Inc...........  Delaware           100.00
2        Mobil Exploration and Producing North
          America Inc.....................................  Nevada             100.00
3         Mobil California Exploration & Producing
           Asset Company..................................  Delaware             1.50*
3         Mobil Investments Canada Inc....................  Delaware            34.69*
4          Mobil Oil Canada, Ltd..........................  Canada             100.00
3         Mobil Oil Exploration & Producing
           Southeast Inc..................................  Delaware           100.00
3         Mobil Oil Indonesia Inc.........................  Delaware           100.00
2        Mobil International Finance Corporation..........  Delaware           100.00
3         Mobil Investments Inc...........................  Delaware           100.00
2        Mobil Natural Gas Inc............................  Delaware           100.00
2        Mobil International Petroleum Corporation........  Delaware           100.00
3         Mobil de Colombia S.A...........................  Colombia            80.07*
3         General Petroleum Company, Inc..................  New York           100.00
4          Mobil Oil do Brazil (Industria e
            Comercio) Ltda................................  Brazil              10.00*
4          Mobil Oil Egypt (S.A.E.).......................  Egypt                 .36*
3         Mobil Chemical International Ltd................  Delaware           100.00
3         Mobil Exploration Norway Inc....................  Delaware           100.00
3         Mobil Oil Abu Dhabi Inc.........................  Delaware           100.00
3         Mobil Oil Aktiengesellschaft....................  Germany             10.00*
4          Mobil Erdgas-Erdoel GMBH.......................  Germany            100.00
4          Mobil Marketing Und Raffinerie GMBH............  Germany            100.00
5           Mobil Beteiligungs-und
             Vertriebsgesellschaft MBH....................  Germany            100.00
3         Mobil Oil Cameroun..............................  Cameroun            99.98
3         Mobil Oil Company de Colombia...................  Delaware           100.00
4          Mobil de Colombia S.A..........................  Colombia              .06*
3         Mobil Oil Cote d'Ivoire.........................  Ivory Coast        100.00
3         Mobil Oil do Brazil (Industria e
           Comercio) Ltda.................................  Brazil              90.00*
3         Mobil Oil East Africa Limited...................  Delaware           100.00
3         Mobil Oil Egypt (S.A.E.)........................  Egypt               99.28*
3         Mobil Oil Francaise.............................  France              99.98
4          Mobil Oil Maroc................................  Morocco             12.45*
3         Mobil Oil Malaysia Sendirian Berhad.............  Malaysia           100.00
3         Mobil Oil Singapore Pte. Ltd....................  Singapore          100.00
3         Mobil Petroleum Company Inc.....................  Delaware           100.00

      (Level indicates the parent/subsidiary hierarchical relationship.)

  (Asterisk indicates 100% ownership held by two or more Mobil subsidiaries.)

--------------------------------------------------------------------------------

Mobil                                -30-

--------------------------------------------------------------------------------

                                   EXHIBIT 21

                               MOBIL CORPORATION
                         SUBSIDIARIES OF THE REGISTRANT

--------------------------------------------------------------------------------

                                                                               Percentage
                                                                               of Voting
                                                                               Securities
                                                            Organized           Owned by
Level                                                     under Laws of     Immediate Parent
-----                                                     -------------    -----------------
1       MOBIL CORPORATION (CONTINUED)
2        Mobil International Petroleum
          Corporation (continued)
3         Mobil Petroleum Company Inc. (continued)
4          Mobil Australia Finance Company Inc.........     Delaware           100.00
4          Mobil de Colombia S.A.......................     Colombia            16.28*
4          Mobil Europe Inc............................     Delaware           100.00
4          Mobil Exploration & Producing Australia
            Pty Ltd....................................     Australia          100.00
5           Ampolex Limited............................     Australia          100.00
4          Mobil Holdings (U.K.) Limited...............     Delaware           100.00
5           Mobil Holdings (Europe and Africa)
             Limited...................................     Delaware           100.00
6            Mobil Oil Portuguesa, LDA.................     Portugal            99.98*
5           Mobil Holdings Limited.....................     United Kingdom      99.93*
6            Mobil Oil Company Limited.................     United Kingdom     100.00
7             Vacuum Oil Company Limited...............     United Kingdom      98.00*
6            Mobil Trading and Supply Limited..........     United Kingdom      99.90*
6            Mobil Data Services Limited...............     United Kingdom     100.00
7             Mobil Services Company Limited...........     United Kingdom        .01*
6            Mobil Services Company Limited............     United Kingdom      99.99*
7             Vacuum Oil Company Limited...............     United Kingdom       2.00*
7             Superior Oil (U.K.) Limited..............     United Kingdom        .10*
7             Mobil Trading and Supply Limited.........     United Kingdom        .10*
7             Mobil Oil Portuguesa, LDA................     Portugal              .02*
5           Mobil North Sea Limited....................     Delaware           100.00
5           Mobil Oil Hellas A.E.......................     Greece                .03*
5           Superior Oil (U.K.) Limited................     United Kingdom      99.90*
4          Mobil Holdings Benelux Inc..................     Delaware           100.00
5           Mobil Oil B.V..............................     The Netherlands    100.00
6            Mobil Oil, S.A............................     Spain              100.00
5           Mobil Oil Hellas A.E.......................     Greece              99.97*
4          Mobil Marine Transportation Limited.........     Canada             100.00
5           Mobil Shipping and Transportation
             Company...................................     Liberia            100.00
4          Mobil Oil (Switzerland).....................     Switzerland        100.00
4          Mobil Oil Aktiengesellschaft................     Germany             90.00*
4          Mobil Oil Australia Limited.................     Australia          100.00
5           Vacuum Oil Company Proprietary
             Limited...................................     Australia          100.00
6           Mobil Refining Australia Pty LTD...........     Australia          100.00
4         Mobil Oil Austria Aktiengesellschaft.........     Austria            100.00
4         Mobil Oil Egypt (S.A.E.).....................     Egypt                 .36*
4         Mobil Oil Hong Kong Limited..................     Hong Kong           99.90
4         Mobil Oil Kazakhstan Inc.....................     Delaware           100.00
4         Mobil Oil Maroc..............................     Morocco             87.55*

      (Level indicates the parent/subsidiary hierarchical relationship.)

  (Asterisk indicates 100% ownership held by two or more Mobil subsidiaries.)
--------------------------------------------------------------------------------

Mobil                                -31-

--------------------------------------------------------------------------------

                                   EXHIBIT 21

                               MOBIL CORPORATION
                         SUBSIDIARIES OF THE REGISTRANT

--------------------------------------------------------------------------------

                                                                               Percentage
                                                                               of Voting
                                                                               Securities
                                                            Organized           Owned by
Level                                                     under Laws of     Immediate Parent
-----                                                     -------------    -----------------
1       MOBIL CORPORATION (CONCLUDED)
2        Mobil International Petroleum
          Corporation (concluded)
3         Mobil Petroleum Company Inc. (concluded)
4          Mobil Oil New Zealand Limited............       New Zealand      100.00
4          Mobil Oil Qatar Inc......................       Delaware         100.00
4          Mobil Oil Turk A.S.......................       Turkey           100.00
4          Mobil Producing Netherlands Inc..........       Delaware         100.00
4          Mobil Saudi Arabia Inc...................       Delaware         100.00
4          Mobil Sekiyu Kabushiki Kaisha............       Japan            100.00
4          Mobil Vietnam Inc........................       Delaware         100.00
4          Mobil Yanbu Petrochemical Company Inc....       Delaware         100.00
4          Mobil Yanbu Refining Company Inc.........       Delaware         100.00
4          Mobil Petrochemical Sales and Supply
            Corporation.............................       Delaware         100.00
3         Mobil Petrochemicals International
           Limited..................................       Delaware         100.00
3         Mobil Pipe Line Company...................       Delaware         100.00
3         Mobil Plastics Europe, Inc................       Delaware         100.00
4          Mobil Petrochemical Holdings Co. Inc.....       Delaware         100.00
3         Mobil Sales and Supply Corporation........       Delaware         100.00
4          Mobil Gas Liquids Trading, Inc...........       Delaware         100.00
2        Mobil Oil Corporation......................       New York         100.00
3         Mobil Alaska Pipeline Company.............       Delaware         100.00
3         Mobil California Exploration & Producing
           Asset Company............................       Delaware          98.50*
3         Mobil Chemical Company Inc................       Delaware         100.00
3         Mobil Development Nigeria Inc.............       Delaware         100.00
4          Mobil Producing Nigeria Unlimited........       Nigeria           50.00*
3         Mobil Exploration and Producing Services
           Inc. ....................................       Delaware         100.00
3         Mobil Exploration Nigeria Inc.............       Delaware         100.00
4          Mobil Producing Nigeria Unlimited........       Nigeria           50.00*
3         Mobil Oil Credit Corporation..............       Delaware         100.00
3         Mobil Oil Nigeria Public Limited Company..       Nigeria           60.00
3         Mobil Oil Refining Corporation............       Delaware         100.00
3         Mobil Technology Company..................       Delaware         100.00
3         Mobil Rocky Mountain Inc..................       Delaware         100.00
4          Mobil Investments Canada Inc.............       Delaware          65.31*
2        Mobil Produccion E Industrialization de
          Venezula..................................       Delaware         100.00
2        Mobil Producing Texas & New Mexico Inc.....       Delaware         100.00
2        Mobil Qatargas Inc.........................       Delaware         100.00
2        The Superior Oil Company...................       Delaware         100.00



      (Level indicates the parent/subsidiary hierarchical relationship.)

  (Asterisk indicates 100% ownership held by two or more Mobil subsidiaries.)

--------------------------------------------------------------------------------

Mobil                                -32-